SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 28, 1997
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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              Maine                  0-2429                59-0276810
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  (State or other jurisdiction  (Commission File  (IRS Employer Identification
        of incorporation)            Number)                  No.)


500 Bayfront Parkway, Pensacola, Florida                        32501
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
                On July 28, 1997, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $20,000,000 aggregate principal amount of its Series B 7.50% Junior Subordinated Notes due June 30, 2037. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-19271, 333-19271-01 and 333-19271-02) of the Company. Item 7.
Financial Statements, Pro Forma Financial Information and Exhibits.


                (c) Exhibits.

                    1 Underwriting Agreement, dated July 28, 1997, between the Company and The Robinson-Humphrey Company, Inc.

                    4.2 Second Supplemental Indenture dated as of August 1, 1997, providing for the issuance of the Company's Series B 7.50% Junior Subordinated Notes due June 30, 2037.

                    4.7  Form  of  Series  B  7.50%  Junior   Subordinated  Note
                         (included in Exhibit 4.2 above).

                    12.1 Computation of ratio of earnings to fixed charges.

                    12.2 Computation  of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     July 31, 1997                      GULF POWER COMPANY



                                             By    /s/Wayne Boston
                                                         Wayne Boston
                                                      Assistant Secretary